UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2022 (May 30, 2020)

GUSKIN GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-171636	27-1989147
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Great America Parkway, PMB 38, Ste 100

Santa Clara, CA 95054

 (Address of principal executive offices, Zip Code)

(408) 766-1511

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 30, 2020, Guskin Gold Corp., a Nevada corporation (the “Company” or “GKIN”) and Akwasi Bonsu, an individual (“Bonsu”) entered into a Consulting Agreement (the “Consulting Agreement”) whereby, GKIN retained the services of Bonsu as a Consultant to assist with business development and consulting services within Ghana. Pursuant to the terms and conditions of the Consulting Agreement, as consideration for the Services to be rendered by Bonsu to GKIN, GKIN delivered to Bonsu 3,250,000 restricted shares of the Company’s common stock (“Bonsu Shares”). Following the execution of the Consulting Agreement, Bonsu was not able to fully perform the scope of the Services as set forth in the Consulting Agreement.

On October 21, 2021, the Company and Bonsu entered into a Release and Settlement Agreement (“Bonsu Release and Settlement Agreement”) whereby Bonsu agreed to cause the cancellation and return of 2,250,000 shares (“Bonsu Shares”) of the Company’s common stock to the Company’s treasury.

On April 26, 2022, the Company received the requisite documentation, signatures, and instructions necessary to effectuate the cancellation of the Bonsu Shares.  The cancellation was processed on April 28, 2022 with an effective date of March 30, 2022.

The foregoing description of the terms and conditions of the Bonsu Release and Settlement Agreement does not purport to be a complete description thereof and is qualified in its entirety by reference to the full text of the Bonsu Release and Settlement Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Additionally, on October 21, 2021, GKIN and U Green Enterprises, a Ghana corporation (“UGE”), and Edward Somuah, an individual (“Somuah”) entered into a Release and Settlement Agreement whereby Somuah resigned as a member of the Company’s Board of Directors and as the Company’s Chief Financial Officer and Secretary and Somuah agreed to cancel and return to the Company’s treasury 956,440 of GKIN owned by UGE (“UGE Shares”) and Somuah was to cause the assignment of 11,000,000 shares of GKIN common stock (“Somuah Shares”) to GKIN’s current Chief Executive Officer, Naana Asante.

On April 14, 2022, the Company received the requisite documentation, signatures, and instructions necessary to effectuate the cancellation of the UGE Shares and the assignment of the Somuah Shares.  The cancellation and transfers were processed between  April 14, 2022 and April 28, 2022, and with an effective date of March 30, 2022.

The foregoing description of the terms and conditions of the Somuah Release and Settlement Agreement does not purport to be a complete description thereof and is qualified in its entirety by reference to the full text of the Somuah Release and Settlement Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated by reference into this Item 1.01.

Capitalization Table

Based on the cancellations and assignments as set forth above, the following table sets forth certain information regarding the Company’s common stock beneficially owned on April 28, 2022, for (i) each shareholder the Company knows to be the beneficial owner of 5% or more of its outstanding common stock, (ii) each of the Company’s executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. To the best of the Company’s knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.

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Taking into account the cancellations and assignment as set forth herein, at April 28, 2022, 47,994,825 shares of the Company’s common stock were outstanding.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Class%(7)
Naana Asante, CEO and Director(2)	26,000,000	54.17%
Mario Beckles	-	-
Samuel Andrews	-	-

All Directors and Executive Officers as a Group	26,000,000	54.17%
5%+ Shareholders
Diego Manfredi(3) Fracc Selvanova M 7 L20 Calle Areno, No Ext Depto 703-1Condominio Coto 7 CP 77723 Zona Urbana B, Solidaridad	3,250,000	6.77%
Participator Ventures, Inc.(4) 1 King West, Suite 2209 Toronto, Ontario, M5H 1A1 Canada	3,000,000	6.25%
Confederate Capital LLC(5) 401 Ryland street. STE 200-A Reno NV 89502	3,500,000	7.29%
1623662 Alberta Inc.(6) 12 Strathbury Place SW Calgary AB T3H1M7	2,500,000	5.21%

____________

(1)

Applicable percentage of ownership is based on 47,994,825 shares of common stock outstanding on April 28, 2022. Unless otherwise stated, all shareholders can be reached at mailing address 4500 Great America Parkway, PMB 38, Ste 100, Santa Clara, CA 95054

(2)

Naana Asante is the Company’s current CEO and member of the Company’s Board of Directors, she received the shares a part of the Share Exchange Agreement between the Company and Guskin Gold Corporation of which she was a former shareholder and per the Release and Settlement Agreement with Edward Somuah.

(3)	Diego Manfredi received the shares a part of the Share Exchange Agreement between the Company and Guskin Gold Corporation of which he was a former shareholder.

(4)

Participator Ventures, Inc. received the shares a part of the Share Exchange Agreement between the Company and Guskin Gold Corporation of which it was a former shareholder. Andrew Jenkins, has voting and dispositive control over these shares as he is a director of Participator Ventures, Inc.

(5)

Confederate Capital LLC received the shares a part of the Share Exchange Agreement between the Company and Guskin Gold Corporation of which it was a former shareholder. Kevin Wright has voting and dispositive control over these shares as he is the sole-officer and director of Confederate Capital LLC.

(6)

1623662 Alberta Inc. received the shares upon conversion and assignment of a promissory note dated July 13, 2020. Ross Ewaniuk has voting and dispositive control over these shares as he is the sole-officer and director.

(7)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock outstanding on April 28, 2022.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit

10.01	Bonsu Release and Settlement Agreement (1)

10.02	Somuah Release and Settlement Agreement (1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

___________________

(1)       Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Guskin Gold Corp.

Dated: May 2, 2022	By:	/s/ Naana Asante
Naana Asante
	Its:	Chief Executive Officer

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